   As filed with the Securities and Exchange Commission on September 2, 1999
                                         Registration No. 333-
                                                              ------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                                HOTJOBS.COM, LTD.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                       13-3931821
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


                        24 WEST 40TH STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10018
               (Address of principal executive offices) (Zip Code)
                              --------------------

                                HOTJOBS.COM, LTD.
                      1999 STOCK OPTION/STOCK ISSUANCE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                                STOCK AWARD PLAN
                            (Full title of the Plans)
                              --------------------

                               RICHARD S. JOHNSON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                HOTJOBS.COM, LTD.
                        24 WEST 40TH STREET, 14TH FLOOR,
                            NEW YORK, NEW YORK 10018
                           (Name and address of agent
                                  for service)
                                 (212) 302-0060
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------------
                                                       PROPOSED MAXIMUM                  PROPOSED MAXIMUM                AMOUNT OF
TITLE OF SECURITIES          AMOUNT TO BE          OFFERING PRICE PER SHARE          AGGREGATE OFFERING PRICE          REGISTRATION
 TO BE REGISTERED            REGISTERED(1)                   (2)                                (2)                         FEE
-----------------------------------------------------------------------------------------------------------------------------------


1999 Stock Option//
Stock Issuance Plan
----------------------
Common Stock, $0.01          4,500,000 shares               $19.72                      $88,740,000.00                   $24,669.72
per value

-----------------------------------------------------------------------------------------------------------------------------------

1999 Employee Stock
Purchase Plan
----------------------
Common Stock  $0.01            250,000 shares               $19.72                       $4,930,000.00                    $1,370.54
per value

-----------------------------------------------------------------------------------------------------------------------------------

Stock Award Plan
----------------------
Common Stock $0.01           4,314,200 shares               $19.72                      $85,076,024.00                   $23,651.14
per value

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     Aggregate Registration Fee:         $49,691.40

-----------------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the HotJobs.com, Ltd. 1999 Stock Option/Stock Issuance Plan, 1999 Employee Stock Purchase Plan and Stock Award Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Registrant's Common Stock on August 30, 1999, as reported by the Nasdaq National Market.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         HotJobs.com, Ltd. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         (a) The Corporation's Registration Statement No. 333-80367 on Form S-1 filed with the SEC on June 10, 1999, together with the amendments thereto on Form S-1/A filed with the SEC on July 19, 1999, July 30, 1999, August 2, 1999, August 5, 1999,
                  August 9, 1999 and August 10, 1999; and

         (b) The Registrant's Registration Statement No. 000-26891 on Form 8-A12G filed with the SEC on July 30, 1999 in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, (the "1934 Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

         Not Applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Certain attorneys of Brobeck, Phleger & Harrison LLP own an aggregate of 3,890 shares of the Registrant's common stock.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law ("DGCL") makes provision for the indemnification of officers and directors in terms sufficiently broad to indemnify officers and directors under certain circumstances from liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended, (the "Securities Act").
Section 145 of the DGCL empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers, provided that this provision shall not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) arising under Section 174 of the DGCL or (4) for any transaction from which the director derived an improper personal benefit. The DGCL provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may been titled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

         The Registrant's certificate of incorporation provides for indemnification of the Registrant's directors against, and absolution of, liability to the Registrant and its stockholders to the fullest extent permitted by the DGCL. The Registrant has purchased directors' and officers' liability insurance covering liabilities that may be incurred by its directors and officers in connection with the performance of their duties.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

Item 8.  EXHIBITS

NUMBER                          EXHIBIT
------                          -------

4                               Instruments Defining Rights of Stockholders.
                                Reference is made to Registrant's
                                Registration Statements No. 000-26891 on form 8-A12G which is incorporated herein by reference pursuant to Item 3(b).
5                               Opinion and consent of Brobeck, Phleger &
                                Harrison LLP.
23.1                            Consent of KPMG LLP, Independent Accountants.
23.2 Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.
99.1                            HotJobs.com, Ltd. 1999 Stock Option/Stock
                                Issuance Plan.
99.2                            Form of Notice of Grant of Stock Option.
99.3                            Form of Stock Option Agreement.
99.4 Form of Addendum to Stock Option Agreement - Involuntary Termination/Change In
                                Control.
99.5 Form of Addendum to Stock Option Agreement - Limited Stock Appreciation Right.
99.6                            Form of Stock Issuance Agreement.
99.7                            Form of Addendum to Stock Issuance Agreement.
99.8                            Form of Notice of Grant of Non-Employee Director
                                - Initial Grant .
99.9                            Form of Notice of Grant of Non-Employee Director
                                - Annual Grant.
99.10                           Form of Automatic Stock Option Agreement.
99.11                           HotJobs.com, Ltd. 1999 Employee Stock Purchase
                                Plan.
99.12                           Form of Enrollment/Change Form.
99.13                           Form of Stock Purchase Agreement.
99.14                           Form of Stock Award Plan.
99.15                           Form of Award Agreement - Non-Qualified Stock
                                Options - Vested Upon the
                                Completion of the Initial Public Offering .
99.16                           Form of Award Agreement - Non-Qualified Stock
                                Option - Vesting Over Time.


Item 9.  UNDERTAKINGS.

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the HotJobs.com, Ltd. 1999 Stock Option/Stock Issuance Plan, 1999 Employee Stock Purchase Plan and Stock Award Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 2nd day of September, 1999.

                                        HOTJOBS.COM, LTD.


                                        By: /s/ Richards S. Johnson
                                           -------------------------------------
                                           Richard S. Johnson
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of HotJobs.com, Ltd., a Delaware corporation, do hereby constitute and appoint Richard S. Johnson and Stephen W. Ellis and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                     TITLE                                    DATE
---------                                     -----                                    ----


/s/ Richard S. Johnson
-------------------------                    President and Chief Executive Officer     September 2, 1999
Richard S. Johnson                           (Principal Executive Officer)

/s/ Stephen W. Ellis
-------------------------                    Chief Financial Officer (Principal
Stephen W. Ellis                             Financial and Accounting Officer),        September 2, 1999
                                             Director

/s/ Dimitri J. Boylan
-------------------------                    Chief Operating Officer, Secretary and
Dimitri J. Boylan                            Director                                  September 2, 1999



/s/ John A. Hawkins
-------------------------               Director
John A. Hawkins                                                                         September 2, 1999

/s/ John G. Murray
-------------------------               Director
John G. Murray                                                                          September 2, 1999

/s/ Kevin P. Ryan
-------------------------               Director
Kevin P. Ryan                                                                           September 2, 1999

/s/ Philip Guarascio
-------------------------               Director
Philip Guarascio                                                                        September 2, 1999


                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933

                                HOTJOBS.COM, LTD.

                                  EXHIBIT INDEX

NUMBER                          EXHIBIT
------                          -------

4                               Instruments Defining Rights of Stockholders.
                                Reference is made to Registrant's
                                Registration Statements No. 000- 26891 on form 8-A12G which is incorporated herein by reference pursuant to Item 3(b).
5                               Opinion and consent of Brobeck, Phleger &
                                Harrison LLP.
23.1                            Consent of KPMG LLP, Independent Accountants.
23.2 Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.
99.1                            HotJobs.com, Ltd. 1999 Stock Option/Stock
                                Issuance Plan.
99.2                            Form of Notice of Grant of Stock Option.
99.3                            Form of Stock Option Agreement.
99.4 Form of Addendum to Stock Option Agreement - Involuntary Termination/Change In
                                Control.
99.5 Form of Addendum to Stock Option Agreement - Limited Stock Appreciation Right.
99.6                            Form of Stock Issuance Agreement.
99.7                            Form of Addendum to Stock Issuance Agreement.
99.8                            Form of Notice of Grant of Non-Employee Director
                                - Initial Grant.
99.9                            Form of Notice of Grant of Non-Employee Director
                                - Annual Grant.
99.10                           Form of Automatic Stock Option Agreement.
99.11                           HotJobs.com, Ltd. 1999 Employee Stock Purchase
                                Plan.
99.12                           Form of Enrollment/Change Form.
99.13                           Form of Stock Purchase Agreement.
99.14                           Stock Award Plan.
99.15 Form of Award Agreement - Non-Qualified Stock Options - Vested Upon Completion of the Initial Public Offering.
99.16                           Form of Award Agreement - Non-Qualified Stock
                                Option - Vesting Over Time.